Exhibit 10.55.1

EXECUTION COPY

TRANSWESTERN PIPELINE COMPANY, LLC

AMENDMENT NO. 1 TO

NOTE PURCHASE AGREEMENT

Dated as of April 18, 2007

5.39% Senior Unsecured Notes due November 17, 2014

and

5.54% Senior Unsecured Notes due November 17, 2016

TRANSWESTERN PIPELINE COMPANY, LLC

1331 Lamar, Suite 650

Houston, Texas 77010

5.39% Senior Unsecured Notes due November 17, 2014

5.54% Senior Unsecured Notes due November 17, 2016

AMENDMENT NO. 1 TO

NOTE PURCHASE AGREEMENT

Dated as of April 18, 2007

TO:	EACH OF THE HOLDERS

LISTED ON THE

ATTACHED SCHEDULE A

Ladies and Gentlemen:

TRANSWESTERN PIPELINE COMPANY, LLC, a Delaware limited liability company (the “Company”), agrees with the holders of the Outstanding Notes (as defined below) on the attached Schedule A (the “Holders”) as follows:

RECITALS:

WHEREAS, the Company has entered into a Note Purchase Agreement, dated as of November 17, 2004, with the initial Noteholders listed in Schedule A thereto (the “Existing NPA”), pursuant to which the Company has issued and sold an aggregate principal amount of (i) $270,000,000 aggregate principal amount of its 5.39% Senior Unsecured Notes due November 17, 2014 (the “Series A Notes”), and (ii) $250,000,000 aggregate principal amount of its 5.54% Senior Unsecured Notes due November 17, 2016 (the “Series B Notes” and together with the Series A Notes, the “Notes”);

WHEREAS, in connection with the acquisition of all of the Equity Interests in the Company from its previous owners (namely, the Southern Union Company Entities and the GE Entities) by Energy Transfer Partners, L.P., a Delaware limited partnership (“ETP”), (i) the initial Noteholders put an aggregate principal amount of $307,000,000 of the Notes to the Company for prepayment by the Company (the “Prepaid Notes”), the Company has duly prepaid the Prepaid Notes in accordance with the provisions of the Existing NPA and the Prepaid Notes are no longer outstanding, and (ii) with respect to the Outstanding Notes (as defined below), the Company desires to amend the Existing NPA by way of this Amendment No. 1 thereto to, among other things, (A) amend the definition of “Change of Control” and “Control Event” to account for the Company’s ownership by ETP, (B) change the definition of “Fiscal Year” of the Company, (C) provide for the provision of unsecured intercompany debt on a subordinated basis, (D) delete the requirement that the Company maintain at least one rating on the Outstanding Notes, (E) delete the definitions of and references to certain entities and documents and (F) add or amend certain other relevant definitions and their use and certain schedules to the Existing NPA;

WHEREAS, pursuant to Section 17.1 of the Existing NPA, the written consent of (i) the Company and each Holder are required to amend Section 8 of the Existing NPA requested by the Company and set forth herein, and (ii) the Company and the Required Noteholders are required to amend the other provisions of the Existing NPA requested by the Company and set forth herein;

WHEREAS, as of the date hereof, $88,000,000 aggregate principal amount of the Series A Notes are Outstanding and $125,000,000 aggregate principal amount of the Series B Notes are outstanding (collectively, the “Outstanding Notes”), and the Holders, taken together, hold all of the outstanding Notes;

WHEREAS, capitalized terms used but not defined in this Amendment No. 1 shall have the meanings assigned to them in the Existing NPA;

WHEREAS, subject to the terms and conditions set forth herein, the Company and the Holders agree to amend the Existing NPA by way of this Amendment No. 1 thereto (this “Amendment No. 1”, and the Existing NPA as amended by this Amendment No. 1, the “Amended NPA”), all in the manner specified on Exhibit A hereto and as more particularly set forth herein.

AGREEMENT:

NOW THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Holders agree as follows:

ARTICLE I

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

To induce the Holders to execute and deliver this Amendment No. 1, the Company represents and warrants to the Holders the following:

Section 1.01 Organization; Power and Authority.

This Amendment No. 1 has been duly authorized, executed and delivered by the Company and this Amendment No. 1 constitutes the legal, valid and binding obligation, contract and agreement of the Company enforceable against the Company in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws or equitable principles relating to or limiting creditors’ rights generally.

Section 1.02 Enforceability

The Existing NPA, as amended by this Amendment No. 1, constitutes the legal, valid and binding obligations, contracts and agreements of the Company enforceable against it in accordance with their respective terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws or equitable principles relating to or limiting creditors’ rights generally.

Section 1.03 Authorization, Consents, etc.

The execution, delivery and performance by the Company of this Amendment No. 1 (i) has been duly authorized by all requisite corporate action and, if required, shareholder action, (ii) does not require the consent or approval of any governmental or regulatory body or agency, and (iii) will not (A) violate (1) any provision of law, statute, rule or regulation or its certificate of incorporation or bylaws, (2) any order of any court or any rule, regulation or order of any other agency or government binding upon it, or (3) any provision of any material indenture, agreement or other instrument to which it is a party or by which its properties or assets are or may be bound, or (B) result in a breach or constitute (alone or with due notice or lapse of time or both) a default under any indenture, agreement or other instrument referred to in clause (iii)(A)(3) of this Section 1.03.

Section 1.04 No Default; Representations and Warranties

(a) No Default or Event of Default has occurred which is continuing as of the Effective Date (as defined below) and after giving effect to this Amendment No. 1.

(b) All the representations and warranties contained in the Amended NPA are true and correct in all material respects with the same force and effect as if made by the Company on and as of the Effective Date (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date).

Section 1.05 Outstanding Debt

The Company has paid off fully and finally the New Credit Facility (as defined in the Existing NPA), including accrued interest thereon and costs and expenses incurred in connection therewith, and has no obligations or liabilities thereunder.

ARTICLE II

AMENDMENTS WITH RESPECT TO EXISTING NPA; AFFIRMATION

Section 2.01 Amendments with respect to the Existing NPA.

The Company and, subject to the satisfaction of the conditions set forth in Section 3 hereof, the Holders, each hereby consent and agree that the Existing NPA is hereby amended in the manner specified in Exhibit A to this Amendment No. 1 (collectively, such amendments provided for in such Exhibit A are herein referred to as the “Amendments”).

Section 2.02 Affirmation of Obligations under the Amended NPA and the Outstanding Notes.

The Company hereby acknowledges and affirms all of its obligations under the terms of the Amended NPA (including this Amendment No. 1) and the Outstanding Notes.

ARTICLE III

CONDITIONS TO EFFECTIVENESS OF AMENDMENTS

The (i) Required Noteholder Amendments (as defined below) shall not become effective unless conditions precedent set forth in Section 3.01(i) and Sections 3.02 through (and including) 3.05 shall have been satisfied in full on or before 5:00 p.m. (New York, New York time) on April 18, 2007 (the date of such satisfaction being herein referred to as the “Effective Date”) and (ii) Unanimous Noteholder Amendments (as defined below) shall not become effective unless conditions precedent set forth in Section 3.01 (ii) and Sections 3.02 through (and including) 3.05 shall have been satisfied in full on or before 5:00 p.m. (New York, New York time) on the Effective Date:

Section 3.01 Execution and Delivery of this Amendment No. 1.

The Company shall have executed and delivered to each of the Holders an original counterpart of this Amendment No. 1, and (i) with respect to all the Amendments, other than the amendment to the definition of “Change of Control” and “Control Event” and the Amendment to Section 8 of the Existing NPA, the Required Noteholders (as such term is defined in the Existing NPA) shall have executed and delivered to the Company an original counterpart of this Amendment No. 1 (the “Required Noteholder Amendments”), and (ii) with respect to the amendment to the definition of “Change of Control” and “Control Event” and the Amendment to Section 8 of the Existing NPA, each Holder of Outstanding Notes shall have executed and delivered to the Company an original counterpart of this Amendment No. 1 (the “Unanimous Noteholder Amendments”). Execution of this Amendment No. 1 by the Required Noteholders shall bind the Holders of all Outstanding Notes with respect to the Required Noteholder Amendments.

Section 3.02 No Defaults; Warranties and Representations True.

After giving effect to the execution of this Amendment No. 1, including the Amendments, no Default or Event of Default shall exist, the representations and warranties set forth in Section 1 hereof shall be true and correct on the Effective Date, and the Holders shall have received a certificate, dated as of the Effective Date and signed by a Responsible Officer of the Company, to such effect and certifying that all of the conditions specified in this Section 3 have been satisfied.

Section 3.03 Authorization of Transactions.

(a) The Company shall have authorized, by all necessary limited liability company action, the Company’s execution and delivery of the Amended NPA (including this Amendment No. 1) and the performance of all obligations, satisfaction of all conditions pursuant to this Section 3, and the consummation of all transactions contemplated by this Amendment No. 1.

(b) All limited liability company and other proceedings in connection with the transactions contemplated by the Amended NPA (including this Amendment No. 1) and all documents and instruments incident to such transactions shall be reasonably satisfactory to the Required Noteholders and the special counsel to the Holders, and the Holders and the special counsel to the Holders shall have received all such counterpart originals or certified or other copies of such documents as the Holders or such counsel to the Holders may reasonably request.

Section 3.04 Opinions of Counsel.

Each Holder and its counsel shall have received opinions in form and substance reasonably satisfactory to the Required Noteholders and special counsel to the Holders, dated the Effective Date from Vinson & Elkins L.L.P., and covering such matters incident to the transactions contemplated hereby as may be reasonably requested by the Required Noteholders (and the Company hereby instructs its counsel to deliver such opinions to the Holders).

Section 3.05 Expenses.

The Company shall have paid, on or prior to the Effective Date, the statement or statements of Dewey Ballantine LLP, counsel to the Holders, for the reasonable fees, expenses and costs relating to the analysis, negotiation and documentation of the matters addressed by the Amended NPA (including this Amendment No. 1), whether or not this Amendment No. 1 is executed or the Amendments become effective.

ARTICLE IV

MISCELLANEOUS

Section 4.01 Governing Law.

This Amendment No. 1 shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York.

Section 4.02 Counterparts.

This Amendment No. 1 may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one instrument. Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the parties hereto.

Section 4.03 Waivers and Amendments.

Neither this Amendment No. 1 nor any term hereof may be changed, waived, discharged, or terminated orally, or by any action or inaction, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge, or termination is sought.

Section 4.04 Status of Existing NPA.

Except as amended by this Amendment No. 1, the Existing NPA continues to be in full force and effect.

Section 4.05 Severability.

Any provision of this Amendment No. 1 that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall (to the full extent permitted by Law) not invalidate or render unenforceable such provision in any other jurisdiction.

Section 4.06 Section Headings.

The titles of the Sections hereof appear as a matter of convenience only, do not constitute a part of this Amendment No. 1, and shall not affect the construction hereof.

Section 4.07 Survival.

All warranties, representations, certifications, and covenants made by the Company in the Amended NPA (including this Amendment No. 1) or in any certificate or other instrument delivered pursuant to the Amended NPA (including this Amendment No. 1) shall be considered to have been relied upon by the Holders and shall survive the execution and delivery of this Amendment No. 1, regardless of any investigation made by or on behalf of the Holders. All statements in any such certificate or other instrument shall constitute warranties and representations of the Company under Amended NPA (including this Amendment No. 1).

[Remainder of page intentionally left blank; next page is signature page.]

IN WITNESS WHEREOF, the Company and the Noteholders have caused this instrument to be executed, all as of the day and year first above written.

TRANSWESTERN PIPELINE COMPANY, LLC

By:	/s/ Jim Holotik
Jim Holotik, President

SIGNATURE PAGE TO AMENDMENT NO. 1

TRANSWESTERN PIPELINE COMPANY, LLC NOTE PURCHASE AGREEMENT

NOTEHOLDERS:
The foregoing is hereby agreed to as of the date thereof.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

	By:	AIG Global Investment, investment advisor

	By:	/s/ Peter DeFazio
Name: Peter DeFazio
Title: Vice President

Aggregate principal amount of Outstanding Notes held by the above referenced Holder: $25,000,000.00

Indicate by checking the applicable spaces below whether the above referenced Holder is agreeing to (i) the Required Noteholder Amendments and/or (ii) the Unanimous Noteholder Amendments:

☑ Required Noteholder Amendments

☑ Unanimous Noteholder Amendments

SIGNATURE PAGE TO AMENDMENT NO. 1

TRANSWESTERN PIPELINE COMPANY, LLC NOTE PURCHASE AGREEMENT

The foregoing is hereby agreed to as of the date thereof.

MERIT LIFE INSURANCE CO.

	By:	AIG Global Investment Corp, investment advisor

	By:	/s/ Peter DeFazio
Name: Peter DeFazio
Title: Vice President

Aggregate principal amount of Outstanding Notes held by the above referenced Holder: $5,000,000.00

Indicate by checking the applicable spaces below whether the above referenced Holder is agreeing to (i) the Required Noteholder Amendments and/or (ii) the Unanimous Noteholder Amendments:

☑ Required Noteholder Amendments

☑ Unanimous Noteholder Amendments

SIGNATURE PAGE TO AMENDMENT NO. 1

TRANSWESTERN PIPELINE COMPANY, LLC NOTE PURCHASE AGREEMENT

The foregoing is hereby agreed to as of the date thereof.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

	By:	/s/ Brian N. Thomas
Name: Brian N. Thomas
Title: Vice President

Aggregate principal amount of Outstanding Notes held by the above referenced Holder: $8,330,900.00

Indicate by checking the applicable spaces below whether the above referenced Holder is agreeing to (i) the Required Noteholder Amendments and/or (ii) the Unanimous Noteholder Amendments:

☑ Required Noteholder Amendments

☑ Unanimous Noteholder Amendments

SIGNATURE PAGE TO AMENDMENT NO. 1

TRANSWESTERN PIPELINE COMPANY, LLC NOTE PURCHASE AGREEMENT

The foregoing is hereby agreed to as of the date thereof.

FORTIS BENEFITS INSURANCE COMPANY

	By:	Prudential Private Placement Investors, L.P. (as Investment Advisor)

	By:	Prudential Private Placement Investors, Inc. (as its General Partner)

	By:	/s/ Brian N. Thomas
Name: Brian N. Thomas
Title: Vice President

Aggregate principal amount of Outstanding Notes held by the above referenced Holder: $2,836,940.00

Indicate by checking the applicable spaces below whether the above referenced Holder is agreeing to (i) the Required Noteholder Amendments and/or (ii) the Unanimous Noteholder Amendments:

☑ Required Noteholder Amendments

☑ Unanimous Noteholder Amendments

SIGNATURE PAGE TO AMENDMENT NO. 1

TRANSWESTERN PIPELINE COMPANY, LLC NOTE PURCHASE AGREEMENT

The foregoing is hereby agreed to as of the date thereof.

ZURICH AMERICAN INSURANCE COMPANY

	By:	Prudential Private Placement Investors, L.P. (as Investment Advisor)

	By:	Prudential Private Placement Investors, Inc. (as its General Partner)

	By:	/s/ Brian N. Thomas
Name: Brian N. Thomas
Title: Vice President

Aggregate principal amount of Outstanding Notes held by the above referenced Holder: $1,832,160.00

Indicate by checking the applicable spaces below whether the above referenced Holder is agreeing to (i) the Required Noteholder Amendments and/or (ii) the Unanimous Noteholder Amendments:

☑ Required Noteholder Amendments

☑ Unanimous Noteholder Amendments

SIGNATURE PAGE TO AMENDMENT NO. 1

TRANSWESTERN PIPELINE COMPANY, LLC NOTE PURCHASE AGREEMENT

The foregoing is hereby agreed to as of the date thereof.

PRINCIPAL LIFE INSURANCE COMPANY

	By:	Principal Global Investors, LLC, a Delaware limited liability company, its authorized signatory

	By:	/s/ Alan P. Kress
Name: Alan P. Kress
Title: Counsel

	By:	/s/ James C. Fifield
Name: James C. Fifield
Title: Assistant General Counsel

Aggregate principal amount of Outstanding Notes held by the above referenced Holder: $12,500,000.00

Indicate by checking the applicable spaces below whether the above referenced Holder is agreeing to (i) the Required Noteholder Amendments and/or (ii) the Unanimous Noteholder Amendments:

☒ Required Noteholder Amendments

☒ Unanimous Noteholder Amendments

SIGNATURE PAGE TO AMENDMENT NO. 1

TRANSWESTERN PIPELINE COMPANY, LLC NOTE PURCHASE AGREEMENT

The foregoing is hereby agreed to as of the date thereof.

RGA REINSURANCE COMPANY, a Missouri corporation

	By:	Principal Global Investors, LLC, a Delaware limited liability company, its authorized signatory

	By:	/s/ Alan P. Kress
Name: Alan P. Kress
Title: Counsel

	By:	/s/ James C. Fifield
Name: James C. Fifield
Title: Assistant General Counsel

Aggregate principal amount of Outstanding Notes held by the above referenced Holder: $6,000,000.00

Indicate by checking the applicable spaces below whether the above referenced Holder is agreeing to (i) the Required Noteholder Amendments and/or (ii) the Unanimous Noteholder Amendments:

☒ Required Noteholder Amendments

☒ Unanimous Noteholder Amendments

SIGNATURE PAGE TO AMENDMENT NO. 1

TRANSWESTERN PIPELINE COMPANY, LLC NOTE PURCHASE AGREEMENT

The foregoing is hereby agreed to as of the date thereof.

AVIVA LIFE INSURANCE COMPANY

	By:	Aviva Capital Management Inc., its authorized attorney-in-fact

	By:	/s/ Roger D. Fors
Name: Roger D. Fors
Title: VP-Private Debt

Aggregate principal amount of Outstanding Notes held by the above referenced Holder: $2,000,000.00

Indicate by checking the applicable spaces below whether the above referenced Holder is agreeing to (i) the Required Noteholder Amendments and/or (ii) the Unanimous Noteholder Amendments:

☒ Required Noteholder Amendments

☒ Unanimous Noteholder Amendments

SIGNATURE PAGE TO AMENDMENT NO. 1

TRANSWESTERN PIPELINE COMPANY, LLC NOTE PURCHASE AGREEMENT

The foregoing is hereby agreed to as of the date thereof.

CALHOUN & CO., AS NOMINEE FOR COMERICA BANK & TRUST, NATIONAL ASSOCIATION, TRUSTEE TO THE TRUST CREATED BY TRUST AGREEMENT DATED OCTOBER 1, 2002.

	By:	/s/ Lori Perrault
Name: Lori Perrault
Title: Attorney in Fact & Agent

Aggregate principal amount of Outstanding Notes held by the above referenced Holder: $1,500,000.00

Indicate by checking the applicable spaces below whether the above referenced Holder is agreeing to (i) the Required Noteholder Amendments and/or (ii) the Unanimous Noteholder Amendments:

☒ Required Noteholder Amendments

☒ Unanimous Noteholder Amendments

SIGNATURE PAGE TO AMENDMENT NO. 1

TRANSWESTERN PIPELINE COMPANY, LLC NOTE PURCHASE AGREEMENT

The foregoing is hereby agreed to as of the date thereof.

AVIVA LIFE INSURANCE COMPANY

	By:	Aviva Capital Management Inc., its authorized attorney-in-fact

	By:	/s/ Roger D. Fors
Name: Roger D. Fors
Title: VP - Private Debt

Aggregate principal amount of Outstanding Notes held by the above referenced Holder: $1,000,000.00

Indicate by checking the applicable spaces below whether the above referenced Holder is agreeing to (i) the Required Noteholder Amendments and/or (ii) the Unanimous Noteholder Amendments:

☒ Required Noteholder Amendments

☒ Unanimous Noteholder Amendments

SIGNATURE PAGE TO AMENDMENT NO. 1

TRANSWESTERN PIPELINE COMPANY, LLC NOTE PURCHASE AGREEMENT

The foregoing is hereby agreed to as of the date thereof.

THRIVENT FINANCIAL FOR LUTHERANS

	By:	/s/ Alan D. Onstad
Name: Alan D. Onstad
Title: Associate Portfolio Manager

Aggregate principal amount of Outstanding Notes held by the above referenced Holder: $18,000,000.00

Indicate by checking the applicable spaces below whether the above referenced Holder is agreeing to (i) the Required Noteholder Amendments and/or (ii) the Unanimous Noteholder Amendments:

☒ Required Noteholder Amendments

☒ Unanimous Noteholder Amendments

SIGNATURE PAGE TO AMENDMENT NO. 1

TRANSWESTERN PIPELINE COMPANY, LLC NOTE PURCHASE AGREEMENT

The foregoing is hereby agreed to as of the date thereof.

METLIFE INSURANCE COMPANY OF CONNECTICUT (f/k/a The Travelers Insurance Company)

	By:	Metropolitan Life Insurance Company, Its investment manager

	By:	/s/ Judith A. Gulotta
Name: Judith A. Gulotta
Title: Director

Aggregate principal amount of Outstanding Notes held by the above referenced Holder: $10,100,000.00

Indicate by checking the applicable spaces below whether the above referenced Holder is agreeing to (i) the Required Noteholder Amendments and/or (ii) the Unanimous Noteholder Amendments:

☒ Required Noteholder Amendments

☒ Unanimous Noteholder Amendments

SIGNATURE PAGE TO AMENDMENT NO. 1

TRANSWESTERN PIPELINE COMPANY, LLC NOTE PURCHASE AGREEMENT

The foregoing is hereby agreed to as of the date thereof.

METLIFE LIFE AND ANNUITY COMPANY OF CONNECTICUT (f/k/a The Travelers Life and Annuity Company)

	By:	Metropolitan Life Insurance Company, Its investment manager

	By:	/s/ Judith A. Gulotta
Name: Judith A. Gulotta
Title: Director

Aggregate principal amount of Outstanding Notes held by the above referenced Holder: $1,600,000.00

Indicate by checking the applicable spaces below whether the above referenced Holder is agreeing to (i) the Required Noteholder Amendments and/or (ii) the Unanimous Noteholder Amendments:

☒ Required Noteholder Amendments

☒ Unanimous Noteholder Amendments

SIGNATURE PAGE TO AMENDMENT NO. 1

TRANSWESTERN PIPELINE COMPANY, LLC NOTE PURCHASE AGREEMENT

The foregoing is hereby agreed to as of the date thereof.

PRIMERICA LIFE INSURANCE COMPANY

	By:	Conning Asset Management Company, its Investment Manager

	By:	/s/ Robert M. Mills
Name: Robert M. Mills
Title: Director

Aggregate principal amount of Outstanding Notes held by the above referenced Holder: $800,000.00

Indicate by checking the applicable spaces below whether the above referenced Holder is agreeing to (i) the Required Noteholder Amendments and/or (ii) the Unanimous Noteholder Amendments:

☒ Required Noteholder Amendments

☒ Unanimous Noteholder Amendments

SIGNATURE PAGE TO AMENDMENT NO. 1

TRANSWESTERN PIPELINE COMPANY, LLC NOTE PURCHASE AGREEMENT

The foregoing is hereby agreed to as of the date thereof.

METLIFE INSURANCE COMPANY OF CONNECTICUT (f/k/a The Travelers Insurance Company)

	By:	Metropolitan Life Insurance Company, Its investment manager

	By:	/s/ Judith A. Gulotta
Name: Judith A. Gulotta
Title: Director

Aggregate principal amount of Outstanding Notes held by the above referenced Holder: $500,000.00

Indicate by checking the applicable spaces below whether the above referenced Holder is agreeing to (i) the Required Noteholder Amendments and/or (ii) the Unanimous Noteholder Amendments:

☒ Required Noteholder Amendments

☒ Unanimous Noteholder Amendments

SIGNATURE PAGE TO AMENDMENT NO. 1

TRANSWESTERN PIPELINE COMPANY, LLC NOTE PURCHASE AGREEMENT

The foregoing is hereby agreed to as of the date thereof.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

	By:	Delaware Investment Advisers, a series of Delaware Management Business Trust, Attorney in Fact

	By:	/s/ Brad Ritter
Name: Brad Ritter
Title: Senior Vice President

Aggregate principal amount of Outstanding Notes held by the above referenced Holder: $15,000,000.00

Indicate by checking the applicable spaces below whether the above referenced Holder is agreeing to (i) the Required Noteholder Amendments and/or (ii) the Unanimous Noteholder Amendments:

☒ Required Noteholder Amendments

☒ Unanimous Noteholder Amendments

SIGNATURE PAGE TO AMENDMENT NO. 1

TRANSWESTERN PIPELINE COMPANY, LLC NOTE PURCHASE AGREEMENT

The foregoing is hereby agreed to as of the date thereof.

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

	By:	Delaware Investment Advisers, a series of Delaware Management Business Trust, Attorney-in-Fact

	By:	/s/ Brad Ritter
Name: Brad Ritter
Title: Senior Vice President

Aggregate principal amount of Outstanding Notes held by the above referenced Holder: $4,000,000.00

Indicate by checking the applicable spaces below whether the above referenced Holder is agreeing to (i) the Required Noteholder Amendments and/or (ii) the Unanimous Noteholder Amendments:

☒ Required Noteholder Amendments

☒ Unanimous Noteholder Amendments

SIGNATURE PAGE TO AMENDMENT NO. 1

TRANSWESTERN PIPELINE COMPANY, LLC NOTE PURCHASE AGREEMENT

The foregoing is hereby agreed to as of the date thereof.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY,
Successor by merger to JEFFERSON PILOT LIFE INSURANCE COMPANY

	By:	Delaware Investment Advisors, a series of Delaware Management Business Trust, Attorney in Fact

	By:	/s/ Brad Ritter
Name: Brad Ritter
Title: Senior Vice President

Aggregate principal amount of Outstanding Notes held by the above referenced Holder: $10,000,000.00

Indicate by checking the applicable spaces below whether the above referenced Holder is agreeing to (i) the Required Noteholder Amendments and/or (ii) the Unanimous Noteholder Amendments:

☒ Required Noteholder Amendments

☒ Unanimous Noteholder Amendments

SIGNATURE PAGE TO AMENDMENT NO. 1

TRANSWESTERN PIPELINE COMPANY, LLC NOTE PURCHASE AGREEMENT

The foregoing is hereby agreed to as of the date thereof.

JEFFERSON PILOT FINANCIAL INSURANCE COMPANY

	By:	Delaware Investment Advisors, a series of Delaware Management Business Trust, Attorney in Fact

	By:	/s/ Brad Ritter
Name: Brad Ritter
Title: Senior Vice President

Aggregate principal amount of Outstanding Notes held by the above referenced Holder: $6,000,000.00

Indicate by checking the applicable spaces below whether the above referenced Holder is agreeing to (i) the Required Noteholder Amendments and/or (ii) the Unanimous Noteholder Amendments:

☒ Required Noteholder Amendments

☒ Unanimous Noteholder Amendments

SIGNATURE PAGE TO AMENDMENT NO. 1

TRANSWESTERN PIPELINE COMPANY, LLC NOTE PURCHASE AGREEMENT

The foregoing is hereby agreed to as of the date thereof.

PACIFIC LIFE INSURANCE COMPANY

	By:	/s/ Cathy Schwartz
Name: Cathy Schwartz
Title: Assistant Vice President

	By:	/s/ Peter S. Fiek
Name: Peter S. Fiek
Title: Assistant Secretary

Aggregate principal amount of Outstanding Notes held by the above referenced Holder: $16,000,000.00

Indicate by checking the applicable spaces below whether the above referenced Holder is agreeing to (i) the Required Noteholder Amendments and/or (ii) the Unanimous Noteholder Amendments:

☒ Required Noteholder Amendments

☒ Unanimous Noteholder Amendments

SIGNATURE PAGE TO AMENDMENT NO. 1

TRANSWESTERN PIPELINE COMPANY, LLC NOTE PURCHASE AGREEMENT

The foregoing is hereby agreed to as of the date thereof.

AXA EQUITABLE LIFE INSURANCE COMPANY

	By:	/s/ Amy Judd
Name: Amy Judd
Title: Investment Officer

Aggregate principal amount of Outstanding Notes held by the above referenced Holder: $15,000,000.00

Indicate by checking the applicable spaces below whether the above referenced Holder is agreeing to (i) the Required Noteholder Amendments and/or (ii) the Unanimous Noteholder Amendments:

☒ Required Noteholder Amendments

☒ Unanimous Noteholder Amendments

SIGNATURE PAGE TO AMENDMENT NO. 1

TRANSWESTERN PIPELINE COMPANY, LLC NOTE PURCHASE AGREEMENT

The foregoing is hereby agreed to as of the date thereof.

MTL INSURANCE COMPANY

	By:	Prudential Private Placement Investors, L.P. (as Investment Advisor)

	By:	Prudential Private Placement Investors, Inc. (as its General Partner)

	By:	/s/ Brian N. Thomas
Name: Brian N. Thomas
Title: Vice President

Aggregate principal amount of Outstanding Notes held by the above referenced Holder: $1,000,000.00

Indicate by checking the applicable spaces below whether the above referenced Holder is agreeing to (i) the Required Noteholder Amendments and/or (ii) the Unanimous Noteholder Amendments:

☑ Required Noteholder Amendments

☑ Unanimous Noteholder Amendments

SIGNATURE PAGE TO AMENDMENT NO. 1

TRANSWESTERN PIPELINE COMPANY, LLC NOTE PURCHASE AGREEMENT

The foregoing is hereby agreed to as of the date thereof.

SWISS RE LIFE & HEALTH AMERICA INC.

	By:	Conning Asset Management Company, its Investment Manager

	By:	/s/ Robert M. Mills
Name: Robert M. Mills
Title: Director

Aggregate principal amount of Outstanding Notes held by the above referenced Holder: $10,000,000.00

Indicate by checking the applicable spaces below whether the above referenced Holder is agreeing to (i) the Required Noteholder Amendments and/or (ii) the Unanimous Noteholder Amendments:

☑ Required Noteholder Amendments

☑ Unanimous Noteholder Amendments

SIGNATURE PAGE TO AMENDMENT NO. 1

TRANSWESTERN PIPELINE COMPANY, LLC NOTE PURCHASE AGREEMENT

The foregoing is hereby agreed to as of the date thereof.

REASSURE AMERICA LIFE INSURANCE CO.

	By:	Conning Asset Management Company, its Investment Manager

By:
Name:
Title:

Aggregate principal amount of Outstanding Notes held by the above referenced Holder: $4,000,000.00

Indicate by checking the applicable spaces below whether the above referenced Holder is agreeing to (i) the Required Noteholder Amendments and/or (ii) the Unanimous Noteholder Amendments:

☐ Required Noteholder Amendments

☐ Unanimous Noteholder Amendments

SIGNATURE PAGE TO AMENDMENT NO. 1

TRANSWESTERN PIPELINE COMPANY, LLC NOTE PURCHASE AGREEMENT

The foregoing is hereby agreed to as of the date thereof.

USAA LIFE INSURANCE COMPANY

	By:	/s/ John Spear
Name: John Spear
Title: VP, Life Insurance Portfolios

Aggregate principal amount of Outstanding Notes held by the above referenced Holder: $12,000,000.00

Indicate by checking the applicable spaces below whether the above referenced Holder is agreeing to (i) the Required Noteholder Amendments and/or (ii) the Unanimous Noteholder Amendments:

☑ Required Noteholder Amendments

☑ Unanimous Noteholder Amendments

SIGNATURE PAGE TO AMENDMENT NO. 1

TRANSWESTERN PIPELINE COMPANY, LLC NOTE PURCHASE AGREEMENT

The foregoing is hereby agreed to as of the date thereof.

AMERICAN INVESTORS LIFE INSURANCE COMPANY

	By:	Aviva Capital Management, Inc., its authorized attorney-in-fact

	By:	/s/ Roger D. Fors
Name: Roger D. Fors
Title: VP - Private Placements

Aggregate principal amount of Outstanding Notes held by the above referenced Holder: $5,000,000.00

Indicate by checking the applicable spaces below whether the above referenced Holder is agreeing to (i) the Required Noteholder Amendments and/or (ii) the Unanimous Noteholder Amendments:

☑ Required Noteholder Amendments

☑ Unanimous Noteholder Amendments

SIGNATURE PAGE TO AMENDMENT NO. 1

TRANSWESTERN PIPELINE COMPANY, LLC NOTE PURCHASE AGREEMENT

The foregoing is hereby agreed to as of the date thereof.

INDIANAPOLIS LIFE INSURANCE COMPANY

	By:	Aviva Capital Management, Inc., its authorized attorney-in-fact

	By:	/s/ Roger D. Fors
Name: Roger D. Fors
Title: VP - Private Placements

Aggregate principal amount of Outstanding Notes held by the above referenced Holder: $2,000,000.00

Indicate by checking the applicable spaces below whether the above referenced Holder is agreeing to (i) the Required Noteholder Amendments and/or (ii) the Unanimous Noteholder Amendments:

☑ Required Noteholder Amendments

☑ Unanimous Noteholder Amendments

SIGNATURE PAGE TO AMENDMENT NO. 1

TRANSWESTERN PIPELINE COMPANY, LLC NOTE PURCHASE AGREEMENT

The foregoing is hereby agreed to as of the date thereof.

PHOENIX LIFE INSURANCE COMPANY
	By:	Phoenix Investment Counsel, Inc.

	By:	/s/ Nelson Gorrea, CFA
Name: Nelson Gorrea, CFA
Title: Senior Managing Director

Aggregate principal amount of Outstanding Notes held by the above referenced Holder: $7,000,000.00

Indicate by checking the applicable spaces below whether the above referenced Holder is agreeing to (i) the Required Noteholder Amendments and/or (ii) the Unanimous Noteholder Amendments:

☑ Required Noteholder Amendments

☑ Unanimous Noteholder Amendments

SIGNATURE PAGE TO AMENDMENT NO. 1

TRANSWESTERN PIPELINE COMPANY, LLC NOTE PURCHASE AGREEMENT

The foregoing is hereby agreed to as of the date thereof.

AMERICAN FAMILY LIFE INSURANCE COMPANY

	By:	/s/ Phillip Hannifan
Name: Phillip Hannifan
Title: Investment Director

Aggregate principal amount of Outstanding Notes held by the above referenced Holder: $4,000,000.00

Indicate by checking the applicable spaces below whether the above referenced Holder is agreeing to (i) the Required Noteholder Amendments and/or (ii) the Unanimous Noteholder Amendments:

☑ Required Noteholder Amendments

☑ Unanimous Noteholder Amendments

SIGNATURE PAGE TO AMENDMENT NO. 1

TRANSWESTERN PIPELINE COMPANY, LLC NOTE PURCHASE AGREEMENT

The foregoing is hereby agreed to as of the date thereof.
COUNTRY LIFE INSURANCE COMPANY

	By:	/s/ John Jacobs
Name: John Jacobs
Title: Director - Fixed Income

Aggregate principal amount of Outstanding Notes held by the above referenced Holder: $3,000,000.00

Indicate by checking the applicable spaces below whether the above referenced Holder is agreeing to (i) the Required Noteholder Amendments and/or (ii) the Unanimous Noteholder Amendments:

☑ Required Noteholder Amendments

☑ Unanimous Noteholder Amendments

SIGNATURE PAGE TO AMENDMENT NO. 1

TRANSWESTERN PIPELINE COMPANY, LLC NOTE PURCHASE AGREEMENT

The foregoing is hereby agreed to as of the date thereof.

LAFAYETTE LIFE INSURANCE COMPANY

	By:	/s/ P. Greggory Williams, C.F.A.
Name: P. Greggory Williams, C.F.A.
Title: Vice President - Investments

Aggregate principal amount of Outstanding Notes held by the above referenced Holder: $1,000,000.00

Indicate by checking the applicable spaces below whether the above referenced Holder is agreeing to (i) the Required Noteholder Amendments and/or (ii) the Unanimous Noteholder Amendments:

☒ Required Noteholder Amendments

☒ Unanimous Noteholder Amendments

SIGNATURE PAGE TO AMENDMENT NO. 1

TRANSWESTERN PIPELINE COMPANY, LLC NOTE PURCHASE AGREEMENT

The foregoing is hereby agreed to as of the date thereof.

STANDARD INSURANCE COMPANY

	By:	/s/ Julie Grandstaff
Name: Julie Grandstaff
Title: Vice President & Managing Director

Aggregate principal amount of Outstanding Notes held by the above referenced Holder: $1,000,000.00

Indicate by checking the applicable spaces below whether the above referenced Holder is agreeing to (i) the Required Noteholder Amendments and/or (ii) the Unanimous Noteholder Amendments:

☒ Required Noteholder Amendments

☒ Unanimous Noteholder Amendments

SIGNATURE PAGE TO AMENDMENT NO. 1

TRANSWESTERN PIPELINE COMPANY, LLC NOTE PURCHASE AGREEMENT

SCHEDULE A

NOTEHOLDER	AGGREGATE PRINCIPAL AMOUNT OF OUTSTANDING NOTES
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY	$25,000,000.00
MERIT LIFE INSURANCE CO.	$5,000,000.00
THE PRUDENTIAL INSURANCE COMPANY OF AMERICA	$8,330,900.00
FORTIS BENEFITS INSURANCE COMPANY	$2,836,940.00
ZURICH AMERICAN INSURANCE COMPANY	$1,832,160.00
PRINCIPAL LIFE INSURANCE COMPANY	$12,500,000.00
RGA REINSURANCE COMPANY	$6,000,000.00
AVIVA LIFE INSURANCE COMPANY	$2,000,000.00
CALHOUN & CO., as Nominee for COMERICA BANK & TRUST, NATIONAL ASSOCIATION, Trustee to the Trust created by Trust Agreement dated October 1, 2002	$1,500,000.00
AVIVA LIFE INSURANCE COMPANY	$1,000,000.00
THRIVENT FINANCIAL FOR LUTHERANS	$18,000,000.00
METLIFE INSURANCE COMPANY OF CONNECTICUT (f/k/a The Travelers Insurance Company)	$10,100,000.00
METLIFE LIFE AND ANNUITY COMPANY OF CONNECTICUT (f/k/a The Travelers Life and Annuity Company)	$1,600,000.00
PRIMERICA LIFE INSURANCE COMPANY	$800,000.00
METLIFE INSURANCE COMPANY OF CONNECTICUT (f/k/a The Travelers Insurance Company)	$500,000.00
THE LINCOLN NATIONAL LIFE INSURANCE COMPANY	$15,000,000.00

AMENDMENT NO. 1

TRANSWESTERN PIPELINE COMPANY, LLC NOTE PURCHASE AGREEMENT

NOTEHOLDER	AGGREGATE PRINCIPAL AMOUNT OF OUTSTANDING NOTES
LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK	$4,000,000.00
THE LINCOLN NATIONAL LIFE INSURANCE COMPANY, Successor by merger to JEFFERSON PILOT LIFE INSURANCE COMPANY	$10,000,000.00
JEFFERSON PILOT FINANCIAL INSURANCE COMPANY	$6,000,000.00
PACIFIC LIFE INSURANCE COMPANY	$16,000,000.00
AXA EQUITABLE LIFE INSURANCE COMPANY	$15,000,000.00
MTL INSURANCE COMPANY	$1,000,000.00
SWISS RE LIFE & HEALTH AMERICA INC.	$10,000,000.00
REASSURE AMERICA LIFE INSURANCE CO.	$4,000,000.00
USAA LIFE INSURANCE COMPANY	$12,000,000.00
AMERICAN INVESTORS LIFE INSURANCE COMPANY	$5,000,000.00
INDIANAPOLIS LIFE INSURANCE COMPANY	$2,000,000.00
PHOENIX LIFE INSURANCE COMPANY	$7,000,000.00
AMERICAN FAMILY LIFE INSURANCE COMPANY	$4,000,000.00
COUNTRY LIFE INSURANCE COMPANY	$3,000,000.00
LAFAYETTE LIFE INSURANCE COMPANY	$1,000,000.00
STANDARD INSURANCE COMPANY	$1,000,000.00

SCHEDULE A TO AMENDMENT NO. 1

TRANSWESTERN PIPELINE COMPANY, LLC NOTE PURCHASE AGREEMENT

EXHIBIT A

(1) Disclosure. Section 5.3 of the Existing NPA is hereby amended by adding the following two sentences to the end thereof:

Neither the Amended NPA (including this Amendment No. 1) nor any written statement or other document, taken as a whole, furnished by the Company to the Holders in connection herewith (including Amendment No. 1) contains any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements contained therein not misleading. There is no fact that the Company has not disclosed to each Holder in writing that has had or could reasonably be expected to have a Material Adverse Effect on the ability of the Company to perform any of its obligations set forth in the Amended NPA (including Amendment No. 1) and the Notes.

(2) Organization and Ownership. Section 5.4 of the Existing NPA is hereby amended to delete “Holdco” appearing in the last sentence therein, and “ETP” is substituted for such deleted word.

(3) Schedule 5.8. Schedule 5.8 to the Existing NPA is hereby amended and restated in its entirety by, and is replaced by Schedule 5.8 to Amendment No. 1, and Schedule 5.8 shall constitute Schedule 5.8 to the Amended NPA.

(4) Taxes. Subsection (b) of Section 5.9 of the Existing NPA is hereby amended to delete the words “that will remain in effect after the consummation of the Crosscountry Acquisition” appearing after “arrangement” and before the final period.

(5) Schedule 5.10. Schedule 5.10 to the Existing NPA is hereby amended and restated in its entirety by, and is replaced by Schedule 5.10 to Amendment No. 1, and Schedule 5.10 shall constitute 5.10 to the Amended NPA.

(6) Schedule 5.11. Schedule 5.11 to the Existing NPA is hereby amended and restated in its entirety by, and is replaced by Schedule 5.11 to Amendment No. 1, and Schedule 5.11 shall constitute 5.11 to the Amended NPA.

(7) Existing Indebtedness. Section 5.15 of the Existing NPA is hereby amended in its entirety to read as follows:

Set forth on Schedule 5.15 hereto is a complete and accurate list of all indebtedness other than the Notes, as of the date of Amendment No. 1, of each item of Debt of the Company in principal amount outstanding in excess of $5,000,000 immediately before Amendment No. 1 becomes effective, showing as of such date the obligor and the principal amount outstanding thereunder.

(8) Schedule 5.15. Schedule 5.15 to the Existing NPA is hereby amended and restated in its entirety by, and is replaced by Schedule 5.15 to Amendment No. 1, and Schedule 5.15 shall constitute 5.15 to the Amended NPA.

(9) Regulatory Matters. Section 5.17 of the Existing NPA is hereby amended in its entirety to read as follows:

The Company is not, and will not be after giving effect to the offering of the Notes and the execution of this Agreement and the Notes, as applicable, subject to regulation under the ICC Termination Act of 1995, as amended. The Company is not an “investment company”, as such term is defined in the Investment Company Act of 1940, as amended.

(10) Notes Pari Passu. Section 5.21 of the Existing NPA is hereby amended in its entirety to read as follows:

The Notes rank pari passu with the Company’s unsecured, unsubordinated Debt (including, without limitation, Debt incurred in accordance with the terms of the New Credit Facility).

(11) Notice of Change of Control. The first sentence of Subsection (a) of Section 8.4 of the Existing NPA is hereby amended by (i) deleting the word “officer” and substituting the words “Responsible Officer” for such deleted word, and (ii) deleting the words “or its Subsidiaries” appearing after the words “of the Company” and before the words “has knowledge of the occurrence”.

(12) Offer to Prepay Notes. The last sentence of Subsection (c) of Section 8.4 of the Existing NPA is hereby amended to read as follows:

The Proposed Change of Control Prepayment Date shall be not less than 30 days and not more than 60 days after the date of such offer (if the Proposed Change of Control Prepayment Date shall not be specified in such offer, the Proposed Change of Control Prepayment Date shall be the 60th day after the date of such offer).

(13) Transactions with Affiliates. Section 9(g) of the Existing NPA is hereby amended in its entirety to read as follows:

Conduct, and cause each of its Subsidiaries to conduct, all transactions otherwise permitted under the Loan Documents with any of their Affiliates on terms that are no less favorable to the Company or such Subsidiary than it would obtain in a comparable arm’s-length transaction with a Person not an Affiliate.

(14) Continuance of Rating. Section 9(h) of the Existing NPA is hereby amended in its entirety to read as follows:

[Intentionally Omitted.]

(15) Restricted Payments. Clause (ii) of Section 10(f) of the Existing NPA is hereby amended in its entirety to read as follows:

(ii) so long as no Default or Event of Default has occurred and is continuing and the Company is in pro forma compliance with Section 10(i) after giving effect to such Restricted Payments, (A) the Company may make distributions to its direct parent or parents, (currently Energy Transfer Interstate Holdings, LLC, a Delaware limited liability company), and (B) the Company may repay any unsecured Debt owing to its direct or indirect parent (or any equity owner thereof) or any Affiliate thereof.

(16) Intercompany Debt. Section 10 of the Existing NPA is hereby amended by adding the following Subsection (j) thereto:

(j) Incur any Debt owed to the Company’s direct or indirect parent (or any equity owner thereof) or any Affiliate thereof unless (A) such Debt is unsecured, (B) both immediately before and immediately after the incurrence of such Debt the Company is in compliance with Section 9(g) and Section 10(i) and (C) the documentation evidencing such Debt specifically includes the subordination provisions, in enforceable form, set forth in Schedule C as to which provisions both the lender(s) of such Debt and the Company shall be bound. The Company will promptly after execution thereof provide a copy of such documentation to each holder of a Note. No amendment or modification to Schedule C shall be entered into without the prior written consent of the Company and the holders of more than 90% in principal amount of the Notes at the time outstanding (exclusive of Notes then owned by the Company or any Restricted Persons).

(17) Events of Default. Subsection (f) of Section 11 of the Existing NPA is hereby amended to delete two occurrences of the phrase “Section 2.06 of” therein appearing after the word “under” and before the words “the New Credit Facility”.

(18) Events of Default. Subsection (g) of Section 11 of the Existing NPA is hereby amended in its entirety to read as follows:

(g)(i) the Company, any Subsidiary of the Company or any ETP Holding Company shall generally not pay its debts as such debts become due, or shall admit in writing its inability to pay its debts generally, or shall make a general assignment for the benefit of creditors; or (ii) any proceeding shall be instituted by or against the Company, any Subsidiary of the Company or any ETP Holding Company seeking to adjudicate it as bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief, or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee or other similar official for it or for any substantial part of its property and, in the case of any such proceeding instituted against it (but not instituted by it) that is being diligently contested by it in good faith, either such proceeding shall remain undismissed or unstayed for a period of 60 days or any of the actions sought in such proceeding (including, without limitation, the entry of an order for relief against, or the appointment of a receiver, trustee, custodian or other similar official for, it or any substantial part of its property) shall occur; or (iii) the Company, any Subsidiary of the Company or any ETP Holding Company shall take any corporate action to authorize any of the actions set forth above in this paragraph (g); or

(19) New Defined Terms. Schedule B of the Existing NPA is amended by inserting the following new definitions in alphabetical order therein:

“Amendment No. 1” means the Amendment No. 1 to Note Purchase Agreement, dated as of April 18, 2007, between the Company and the Holders (as such term is defined in such Amendment No. 1) party thereto.

“ETP” means Energy Transfer Partners, L.P., a Delaware limited partnership.

“ETP Entities” means, collectively, ETP and its Affiliates.

“ETP Holding Company” means any direct or indirect Subsidiary of ETP or its parent company that directly or indirectly holds more than 50% of the Equity Interests in the Company.

“Term Advances” any term loans made, from time to time, under the New Credit Facility.

(20) Amended and Restated Terms. Schedule B to the Existing NPA is further amended in their entirety by amending and restating the definitions of the following terms to read as follows:

“Agreement” means that certain Note Purchase Agreement, dated as of November 17, 2004 between the Company and the Purchasers party thereto, as amended by Amendment No. 1.

“Change of Control” means the occurrence of any of the following events: (a) the failure of one or more ETP Entities to directly own, individually or collectively, more than 50% of the Equity Interests in the Company, (b) the acquisition of ownership, directly or indirectly, beneficially or of record, by any Person (or syndicate or group of Persons which are deemed a “person” for the purposes of Section 13(d) and Section 14(d)(2) of the Securities Exchange Act of 1934, as amended) of more of the Equity Interests in Energy Transfer Interstate Holdings, LLC than the ETP Entities, or (c) the failure Energy Transfer Interstate Holdings, LLC to own, directly or indirectly, 100% of the Equity Interests in the Company.

“Control Event” means:

(i) the execution by the Company, any of the ETP Entities or any other Person (which has notified the Company) of any agreement or letter of intent with respect to any proposed transaction or event or series of transactions or events which, individually or in the aggregate, may reasonably be expected to result in a Change of Control,

(ii) the execution of any written agreement which, when fully performed by the parties thereto, would result in a Change of Control, or

(iii) the making of any written offer by any person (as such term is used in section 13(d) and section 14(d)(2) of the Exchange Act as in effect on the date of a Closing) or related persons constituting a group (as such term is used in Rule 13d-5 under the Exchange Act as in effect on the date of a Closing) to the holders of the common stock of the Company, which offer, if accepted by the requisite number of holders, would result in a Change of Control; provided, however, that this clause (iii) shall only be applicable when the Company has a class of equity securities registered pursuant to Section 12 of the Exchange Act.

“Fiscal Year” means (a) a fiscal year of the Company and its Consolidated Subsidiaries ending on August 31, or (b) if the Company notifies the Holders in writing that the Company has changed its fiscal year to December 31, thereafter a fiscal year of the Company and its Consolidated Subsidiaries ending on December 31.

“New Credit Facility” means any unsecured credit facility entered into at any time and from time to time after the date hereof (provided, that immediately before and after giving effect thereto there is no Default under Section 10(i) hereof) pursuant to which the Company incurs unsecured debt for borrowed money from commercial banks or other institutional lenders, or any refinancing or replacement thereof.

(21) New Schedule C. The Existing NPA is further amended by adding the following Schedule C thereto:

SCHEDULE C

INTERCOMPANY DEBT SUBORDINATION PROVISIONS

FORM OF SUBORDINATION PROVISION

Subordination. The Subordinated Lender (i.e., any of the Company’s direct or indirect parent (s) (or any equity owner thereof) or any Affiliate thereof) and the Company each agrees that the debt created pursuant to this agreement (such debt, the “Subordinated Debt” and this agreement governing the Subordinated Debt, the “Subordinated Debt Agreement”) is expressly made and shall be subordinate, to the extent and in the manner hereinafter set forth, in right of payment to the prior due and punctual payment in full of all obligations of the Company now or hereafter existing under the Notes (as defined in the Note Purchase Agreement referred to below), and any other amounts due by the Company in connection with or under the Note Purchase Agreement, dated as of November 17, 2004, as amended by Amendment No. 1 thereto, dated as of April          2007 (and as the same may be further amended, modified or supplemented), among, in each case, the Company and the purchasers party thereto (the “Note Purchase Agreement”, and such obligations, the “Obligations”), including but not limited to the principal of, interest (including default interest) on, and any premium on, the Notes and for fees or expenses in connection therewith or under the Note Purchase Agreement (including without limitation interest (including default interest) after the filing of a petition initiating any proceeding with respect to the dissolution, winding up, liquidation, arrangement, reorganization, bankruptcy, insolvency, or receivership of the Company), and whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise. The Obligations shall not be deemed to have been paid in full until (a) all of the Obligations shall have been indefeasibly paid in full and (b) all commitments of the Company under the Note Purchase Agreement have been terminated.

The Subordinated Lender hereby agrees and covenants not to ask, demand, sue for, take or receive from the Company, directly or indirectly in cash or in other property or by set-off or in any other manner (including without limitation from or by way of collateral), payment of all or any of the principal of or interest on (or any other amounts with respect of) the Subordinated Debt, other than solely as payments permitted under, and in compliance with, Section 10(f) of the Note Purchase Agreement (including, in particular, Section 10(f)(ii) thereof) unless and until the Obligations shall have been paid in full, and the Company agrees not to make any such payment. The Company may not make any payments, whether of principal and/or interest and/or other amounts, on the Subordinated Debt unless the Company makes such payments as permitted under and in compliance with Section 10(f) of the Note Purchase Agreement (including, in particular, Section 10(f)(ii) thereof).

Insolvency. In the event of any dissolution, winding up, liquidation, arrangement, reorganization, adjustment, protection, relief or composition of the Company or its debts, whether voluntary or involuntary, in any bankruptcy, insolvency, arrangement, reorganization, receivership, relief or other similar case or proceeding under any federal or state bankruptcy or similar law or upon an assignment for the benefit of creditors or any other marshaling of the assets and liabilities of the Company or otherwise, the holders of the Notes shall be entitled to receive payment in full of the Obligations before the Subordinated Lender is entitled to receive any payment of all or any of such Subordinated Debt, and any payment or distribution of any kind (whether in cash, property or securities) that otherwise would be payable or deliverable upon or with respect to such Subordinated Debt in any such case, proceeding, assignment, marshaling or otherwise (including any payment that may be payable by reason of any other indebtedness of the Company being subordinated to payment of the Subordinated Debt) shall be paid or delivered directly to the holders of the Notes for application (in the case of cash) to, or as collateral (in the case of non-cash property or securities) for, the payment or prepayment of the Obligations until the Obligations shall have been indefeasibly paid in full (“Payment in Full”).

Payments Received in Trust. All payments or distributions upon or with respect to the Subordinated Debt that are received by the Subordinated Lender contrary to the provisions of this Subordinated Debt Agreement shall be received in trust for the benefit of the holders of the Notes and shall be forthwith paid over to the holders of Notes in the same form as so received (with any necessary endorsement) to be applied to the payment or prepayment of the Obligations.

Senior Default. In the event that (i) any default in the payment of any principal of, interest on or fees relating to any of the Obligations or (ii) any event of default with respect to any of the Obligations shall have occurred and be continuing, then no payment (including any payment that may be payable by reason of any other indebtedness of the Company being subordinated to payment of the Subordinated Debt) shall be made by or on behalf of the Company for or on account of any Subordinated Debt, and the Subordinated Lender shall not take or receive from the Company, directly or indirectly, in cash or other property or by set-off or in any other manner, including, without limitation, from or by way of collateral, payment of all or any of the Subordinated Debt.

Express Third Party Beneficiaries. The Subordinated Lender and the Company agree that the holders of the Notes are express third party beneficiaries of the provisions contained herein.

SCHEDULE 5.8

LITIGATION

NONE.

Schedule 5.8

Amendment No. 1 to Note Purchase Agreement

(Replaces Schedule 5.8 to

Transwestern Pipeline Company, LLC Note Purchase Agreement)

SCHEDULE 5.10

EXISTING LIENS

1.	Expiration of Permits – The following New Mexico State Highway Crossing Permits have expired. These permits are in the process of being renewed.

a.	30” Loopline

1.	Chaves County – TW Tract No. M-1-L-H

2.	Lincoln County – TW Tract Nos. M-92-L-H and M-97-L-H

3.	Valencia County – TW Tract No. M-165-L-H

4.	Cibola County – TW Tract Nos. M-187-L-H.1, M-187-L-H.2, M-187-L-H.3, M-187-L-H.4, M-187-L-H.5 and M-193-L-H

b.	24” West Texas Loop – Chaves County – TW Tract Nos. MTL-3-L-H, MTL-5-L-H, MTL-16B-L-H and MTL-66-L-H

c.	36” West Texas Loop – Eddy County – TW Tract Nos. MTL-81-L-H, MTL-89-L-H and MTL-93-L-H

d.	36” West Texas Loop – Lea County – TW Tract No. MTL-112-L-H

e.	12” Atoka Artesia Lateral – Eddy County – TW Tract Nos. MTL-0001-L-10-HX.2 and MTL-0001-L-10-HX.3

f.	16” Crawford Loop Lateral – Eddy County – TW Tract Nos. MTL-0002-L-20-HX and MTL-0002-L-21-HX.1

2.	Rentals in arrears

a.	16” Keystone Lateral

1.	Winkler County, Texas – TW Tract No. TL-0005-06-RRX.1. Rental last paid to Texas-New Mexico Railway Co. thru 1988 –Successor in title has never been identified despite attempts to do so.

2.	Winkler County, Texas – TW Tract No. TL-0005-06-RRX.2. Rental last paid to Texas-New Mexico Railway Co. thru 1988 –Successor in title has never been identified despite attempts to do so.

3.	Right-of-Way Exceptions

a.	30” Mainline

1.	TW Tract No. M-134A – SW/4 NW/4, Section 22, Township 2 North, Range 5 East, Torrance County, New Mexico. Pipeline traverses property for a distance of 1,548 feet or 0.293 miles. No Easement or permanent Right-of-Way file has been located. Owner(s) unknown.

2.	TW Tract No. M-167A – Portion of Belen Grant, Valencia County, New Mexico. Pipeline traverses property for a distance of approximately 4,000 feet or 0.758 miles. No Easement or permanent Right-of-Way file has been located. Owner(s) unknown.

Schedule 5.10

Amendment No. 1 to Note Purchase Agreement

(Replaces Schedule 5.10 to

Transwestern Pipeline Company, LLC Note Purchase Agreement)

3.	TW Tract No. M-236-R – Portion of S/2, Section 3, Township 13 North, Range 12 West, McKinley County, New Mexico. Pipeline traverses property for a distance of 2,878 feet or 0.545 miles. No Easement or permanent Right-of-Way file has been located. The owner in 1959 as reflected on alignment drawing was Electric Plains Railroad Spur; current owner(s) unknown.

b.	30” Loop of Mainline – TW Tract No. M-167A – Portion of Belen Grant, Valencia County, New Mexico. Pipeline traverses property for a distance of approximately 4,008 feet or 0.759 miles. No Easement or permanent Right-of-Way file has been located. Owner(s) unknown.

c.	16” Crawford Lateral Loop – The ROW documents related to the below tracts were mistakenly referenced in a sale to GPM (Assets now owned by Duke Field Services, successor in title). However, TW is still in possession of the ROW documents and is in the process of attempting to have the sale document amended to remove the reference of the below tracts.

1.	TW Tract No. MTL-0002-L-01-HX – Road crossing permit (9 rods)

2.	TW Tract No. MTL-0002-L-08-RRX – Railroad crossing (13 rods)

3.	TW Tract No. MTL-0002-L-07B – Easement (3 rods)

4.	TW Tract No. MTL-0002-L-16-HX – Road crossing permit (1 rod)

4.	Native American Lands:

a. Navajo Nation Allotment Renewal – As of January 1, 2004, the Company’s Grant of Right-of-Way by the U.S. Department of Interior (“DOI”), Bureau of Indian Affairs (“BIA”) for a total of approximately forty-four (44) miles of pipeline on a total of sixty-nine (69) Navajo allotments expired. These allotments are lands within the Navajo Nation reservation that are privately held but administered by the BIA. One allottee (Mr. Leon Gibson) has made claims of trespass. The aforementioned allottee’s claim of trespass has been settled and his consent has been acquired. The BIA sent a letter dated January 20, 2004, noting certain alleged deficiencies in the Company Application for a Grant of Right-of-Way to renew right-of-way on these allotments and requesting a revised appraisal based on pipeline corridor valuations. The Company has responded that this appraisal methodology is not appropriate. New appraisals have been prepared in the 1st quarter of 2007 in compliance with BIA specifications and a receipt of the Renewal Grant for a 20-year term is expected by the 3rd quarter of 2007.

b. Southern Ute Tribe – the Company received letters dated May 27, 2003 and September 2, 2003 from the law firm of Maynes, Bradford, Shipps & Sheftek, LLP, on behalf of the Southern Ute Tribe (“Tribe”) alleging trespass by the Company. The letters referenced a May 19, 2003 resolution by the Tribal Council

Schedule 5.10

Amendment No. 1 to Note Purchase Agreement

(Replaces Schedule 5.10 to

Transwestern Pipeline Company, LLC Note Purchase Agreement)

of the Tribe, which revokes a 1996 resolution that granted the Tribe’s Consent to a Partial Assignment by Northwest Pipeline Company (“Northwest”) to the Company of certain interests in a 1990 Grant of Easement and Right-of-Way, issued by the Secretary of the Interior through the BIA. An application by the Company for approval of the assignment of this interest from Northwest has been in the possession of the BIA since 1999 with no action taken. The total distance of the right-of-way is approximately 6.6 miles. There is an approximate 3,100-foot “gap” in the description of the right-of-way in the BIA grant. The right-of-way for these 6.6 miles expires in September 2005. In addition, an application is pending with the BIA to renew a meter site and a buried electric cable right-of-way for which the Tribe has previously consented and which consent has not been revoked. The original right-of-way for the buried cable expired on November 16, 2000. The original right-of-way for the meter site expired on February 21, 2001. Agreement for renewal of right-of way grants, between Southern Ute, Transwestern & Northwest, was concluded on June 14, 2006. A Grant of Easement for the pipeline [including the aforementioned 3,100-foot “gap”], buried cable and meter station was executed by the BIA for a term of 15-years, with an expiration date of September 5, 2020.

c. Laguna Pueblo Allotments – the Company received a letter dated March 19, 2003 from the DOI-BIA on behalf of two private allotments within the boundaries of the Laguna Pueblo, that the Company has been in trespass on these two allotments since December 28, 2002. The Company’s right-of-way on these two allotments expired on December 28, 2002. The total distance of the right-of-way is about 5,100 feet. New appraisals have been prepared in compliance with BIA specifications. Negotiations with the 2 allotments are ongoing.

d. Navajo Nation Tribal Lands Renewal – As of January 1, 2004, the Company’s grant of right-of-way by the DOI-BIA for a total of approximately 14 acres of land near Thoreau, N.M. expired. The Company is conducting remediation activities on this site. An application for renewal of approximately 7 acres has been submitted. The Navajo Nation is receiving annual payments for the 7 acre remediation site under the same CPI formula as contained in the expired Grant. They have requested that no action be taken on renewal of the Grant for the immediate future.

5.	Other mortgages, liens or other encumbrances may exist which have not been subordinated to the title of the Company. For example, the majority of the property rights that acquired for pipelines are in the nature of easements, and upon taking these easements the fee property may have already been subject to a variety of encumbrances such as a mortgage. The Company may have taken the easement subject to the mortgages and may have not subsequently obtain a subordination from the mortgage company.

Schedule 5.10

Amendment No. 1 to Note Purchase Agreement

(Replaces Schedule 5.10 to

Transwestern Pipeline Company, LLC Note Purchase Agreement)

6.	Encumbrances

a. La Plata Facilities Ownership and Operating Agreement dated November 3, 1995, between Northwest Pipeline Corporation (“Northwest”) and the Company. Pursuant to this agreement, which governs the ownership and operation of certain pipeline and compression facilities jointly owned by Northwest and the Company, a party proposing to transfer its ownership interest in the facilities to a third party must give the other party notice of such proposed transfer and the opportunity to match the third-party offer and acquire the ownership interest on the terms set forth in such offer.

b. Construction and Ownership Agreement dated November 18, 1991, among Northwest, the Company and Gas Company of New Mexico (“GCNM”). Pursuant to this agreement, which governs the ownership and operation of certain facilities (commonly referred to as the “Blanco Hub” facilities) jointly owned by Northwest, the Company and GCNM, a party proposing to transfer its ownership interest in the facilities to a third party must give the other parties notice of such proposed transfer and the opportunity to match the third-party offer and acquire the ownership interest on the terms set forth in such offer.

Schedule 5.10

Amendment No. 1 to Note Purchase Agreement

(Replaces Schedule 5.10 to

Transwestern Pipeline Company, LLC Note Purchase Agreement)

SCHEDULE 5.11

LICENSES, PERMITS, ETC.

Transwestern

Active Trademarks:

•	TW Logo — with Flame

Registration Number: 0734713

Registered on: July 17, 1962

•	“TRANSWESTERN”

Registration Number: 0750308

Registered on: May 28, 1963

Schedule 5.11

Amendment No. 1 to Note Purchase Agreement

(Replaces Schedule 5.11 to

Transwestern Pipeline Company, LLC Note Purchase Agreement)

SCHEDULE 5.15

EXISTING INDEBTEDNESS

1.	The Company is obligated to make certain loan principal and interest payments pursuant to the Promissory Note/Intercompany Loan Agreement (the Loan Agreement), dated as of January 31, 2007 in the amount of $293.3 million among the Company, as Borrower and Energy Transfer Partners, L.P., the Lender. The Company used the proceeds received from the Loan Agreement to pay certain notes put back to the Company due to the change of control event. The loan will be repaid with proceeds received from the new financing.

The Loan Agreement is in compliance with the terms of Section 9(g).

Schedule 5.15

Amendment No. 1 to Note Purchase Agreement

(Replaces Schedule 5.15

Transwestern Pipeline Company, LLC Note Purchase Agreement)